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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-3 of Carrier Access Corporation of our report dated October 28, 2003 relating to the financial statements of Paragon Networks International, Inc. as of and for the year ended June 30, 2003 which appears in such Registration Statement.

/s/ PricewaterhouseCoopers

Hartford, Connecticut
January 16, 2004